UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

Toreador Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-02517	75-0991164
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Toreador Holding SAS 9 rue Scribe
Paris, France	75009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 33 1 47 03 34 24

13760 Noel Road, Suite 1100

Dallas, Texas 75240
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

Toreador Resources Corporation (the “Company”) is filing this Current Report on Form 8-K to update the historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008, as amended (the “2008 Form 10-K”) for the presentation of discontinued operations relating to the divestiture of the Company’s assets in Romania, Turkey and Hungary.

As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “March 31 10-Q”), in the fourth quarter of 2008 and during the first quarter of 2009, the Company farmed out or sold all of its working interests in Romania to three different companies and closed its office there.  In addition, in February 2009, the Company’s Board of Directors authorized management to retain Stellar Energy Advisors to manage a process to monetize its wholly owned subsidiary, Toreador Turkey Ltd.  The exiting of these businesses meets the requirements under FASB Accounting Standards Codification (ASC) 360, formerly Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, for classification as discontinued operations. As a result, the Company presented the results of operations of assets in Romania and Turkey as discontinued operations in the March 31 10-Q.

As reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (the “September 30 10-Q”), on September 30, 2009, the Company sold 100% of its equity interests in Toreador Hungary Ltd.  The exiting of this business meets the requirements under FASB Accounting Standards Codification (ASC) 360 for classification as discontinued operations.  As a result, the Company presented the results of operations of assets in Hungary as discontinued operations in the September 30 10-Q.

These reclassifications have no effect on the Company’s reported net income for any reporting period and have no material effect on the Company’s financial condition.

This report includes the Company’s reclassified audited Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006.

This report updates Items 6, 7 and 8 of the 2008 Form 10-K to reflect these reclassifications.  The revised sections of the 2008 Form 10-K included herein have not been otherwise updated for events occurring after the date of the consolidated financial statements, which were originally presented in the 2008 Form 10-K initially filed with the Securities and Exchange Commission on March 16, 2009 and amended on April 16, 2009.  All other information in the 2008 Form 10-K and Form 10-K/A remains unchanged.   This report should be read in conjunction with the 2008 Form 10-K and Form 10-K/A.

Item 9.01

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1

2008 Form 10-K: Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Revised Item 8. Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: November 12, 2009	By:	/s/ Craig M. McKenzie
Craig M. McKenzie
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1

2008 Form 10-K: Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Revised Item 8. Financial Statements and Supplementary Data.